[AEW LOGO]

ANNUAL REPORT
JANUARY 31, 2003

AEW REAL ESTATE INCOME FUND
AEW MANAGEMENT AND ADVISORS

AEW REAL ESTATE INCOME FUND

MANAGEMENT DISCUSSION


We are pleased to submit our first annual report to shareholders of AEW Real Estate Income Fund, covering the period from its inception on November 26, 2002 through January 31, 2003. As of the end of January, the fund had approximately
3.8 million common shares outstanding and net assets of approximately $53.8 million.


The fund paid its first monthly dividend of $0.115 per common share on January 31, 2003 to shareholders of record on January 20, 2003. Total return for that period was -1.29% based on the net asset value of shares and the reinvestment of the distribution payment in additional fund shares. For the same period, the total return on the fund's benchmark, the Morgan Stanley REIT Index was -1.22%. Reflecting changes in the value of assets in the portfolio and the distribution to shareholders, the fund's net asset value declined from $14.33 to $14.03. Based on the market price of shares, total return for the period was -2.23%. The market price of common shares, which reflects shifts in investor demand, fell from $15.00 per share at the initial offering to $14.55 at the end of January.

PORTFOLIO REVIEW

Consistent with its stated investment strategies, during the period AEW Real Estate Income Fund invested primarily in a combination of common and preferred equity shares issued by public real estate companies. Following the end of its fiscal year, on February 10, 2003 the fund issued 1,120 Series M Auction Market Preferred Shares, for an aggregate offering price of $28.0 million, which completed the anticipated leverage of the fund. The fund will invest the proceeds of the preferred share offering in securities that meet the fund's investment objectives and policies.

Since the fund's inception, we have focused on building a portfolio of real-estate securities designed to provide attractive current income. The fund's holdings represented interests in a variety of property types and geographic regions within the real estate markets. Common and preferred stock holdings amounted to approximately 75% and 21%, respectively, of the fund's net assets as of the fiscal year-end. As of January 31, 2003, the portfolio consisted of 50 securities and 41 issuers. The top ten holdings of the fund amounted to less than 33% of the market value of the portfolio, and no single holding represented more than 4.1% of its total net assets.

MARKET OUTLOOK


Uncertainty continues for both the broad economy and the property markets. As we head into 2003, hope has been growing that the worst may be over for the economy even if no major rebound is on the horizon. Of course, many issues - including geopolitical risks, terrorism, declining consumer confidence, higher energy prices, new pressures on the bond markets, a potential slowing in home refinancing, and state and municipal fiscal woes - continue to conspire against this hope, and further volatility in the markets should be expected.


[SIDENOTE]

PORTFOLIO PROFILE

OBJECTIVE:

Seeks high current income; capital appreciation is the fund's secondary objective

STRATEGY:

Invests primarily in income-producing securities issued by real estate companies, including REITs

INCEPTION DATE:

November 26, 2002

MANAGER:

Matthew A. Troxell, CFA
AEW MANAGEMENT AND ADVISORS, L.P.,
an affiliate of AEW Capital Management, L.P.

COMMON SHARES:
AMERICAN STOCK EXCHANGE SYMBOL
RIF

CUSIP NUMBERS:
COMMON SHARES:
00104H107
PREFERRED SHARES:
00104H206

(JANUARY 31, 2003)
MARKET VALUE
PER COMMON SHARE:
$14.55
NET ASSETVALUE
PER COMMON SHARE:
$14.03

This continued weakness, along with signs that the endurance of the American consumer may be waning, is clearly of concern, and the economy's future direction is of vital importance to investors. The question for all investors is whether consumer demand might taper off before business demand can pick up. While REIT investors in recent years were helped in both absolute and relative terms by many of the forces that slowed growth in corporate America, we believe that at this point both REIT managers and corporate managers are in the same boat - awaiting some recovery. Given the lagging nature of real estate, in our view, a stronger economy is likely to be reflected first in corporate earnings and only later in REIT earnings. Therefore, the best outcome for REIT shares would be an economic recovery, which would probably see REITs underperform equities and outperform bonds for the near- to intermediate-term.

[SIDENOTE]
PORTFOLIO AS OF JANUARY 31, 2003

PORTFOLIO MIX           % OF NET ASSETS
  OFFICE                          28.3
  RETAIL                          25.5
  APARTMENT                       13.4
  HOTEL                            9.8
  HEALTHCARE                       8.2
  DIVERSIFIED                      7.6
  MANUFACTURED HOUSING             2.3
  INDUSTRIAL                       0.6

TEN LARGEST HOLDINGS
  APARTMENT INVESTMENT & MANAGEMENT CO.         4.1
  HERITAGE PROPERTY INVESTMENT TRUST            3.9
  PRENTISS PROPERTIES TRUST                     3.2
  MACK CALI REALTY CORP.                        3.2
  ARDEN REALTY, INC.                            3.1
  HEALTHCARE PROPERTY INVESTORS, INC.           3.1
  HIGHWOODS PROPERTIES, INC.                    3.1
  GABLES RESIDENTIAL TRUST                      3.0
  CARRAMERICA REALTY CORP.                      2.9
  HRPT PROPERTIES TRUST                         2.8

NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

                                     INVESTMENT RESULTS THROUGH JANUARY 31, 2003

PERFORMANCE IN PERSPECTIVE

The chart comparing AEW Real Estate Income Fund's performance to a benchmark index provides you with a general sense of how the fund performed for the period from November 26, 2002 (the fund's inception) through January 31, 2003. To put this information in context, it may be helpful to understand the differences between the two. The fund's total returns for the period shown below include fund expenses, such as management fees1. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect investment results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

TOTAL RETURN-- JANUARY 31, 2003

                                       SINCE
                                    INCEPTION(1)
                                     (11/26/02)
   TOTAL RETURN ON MARKET VALUE       -2.23%

   TOTAL RETURN ON NET ASSET VALUE    -1.29

   COMPARATIVE PERFORMANCE
      Morgan Stanley REITIndex(2)     -1.22%

NOTES TO CHART

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. All results include reinvestment of dividends and capital gains. The table represents past performance of the fund's common shares and does not reflect taxes shareholders might owe on any fund distributions or when they sell their shares. Periods less than one year are not annualized.

(1) Fund performance has been increased by fee waivers, without which performance would have been lower.

(2) Morgan Stanley REIT Index is an unmanaged index of stocks issued by real estate investment trusts (REITs). It is not possible to invest directly in an index.

             AEW REAL ESTATE INCOME FUND-- SCHEDULE OF INVESTMENTS

Investments as of January 31, 2003

SHARES                         DESCRIPTION                                                         VALUE (a)
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS-- 75.0% OF TOTAL NET ASSETS
                     REAL ESTATE INVESTMENT TRUSTS - 75.0%
                     REITS - APARTMENTS - 12.9%
         60,000      Apartment Investment & Management Co.                                   $     2,181,000
         45,000      Camden Property Trust                                                         1,417,500
         65,000      Gables Residential Trust                                                      1,626,950
         22,000      Mid-America Apartment Communities, Inc.                                       523,600
         66,500      Summit Properties, Inc.                                                       1,200,325
                                                                                             ---------------
                                                                                                   6,949,375
                                                                                             ---------------
                     REITS - DIVERSIFIED - 7.2%
         17,500      Entertainment Properties Trust                                                  411,250
         40,000      iStar Financial, Inc.                                                         1,119,600
         80,000      Lexington Corporate Properties Trust                                          1,292,000
         35,000      Liberty Property Trust                                                        1,049,650
                                                                                             ---------------
                                                                                                   3,872,500
                                                                                             ---------------
                     REITS - FACTORY OUTLETS - 1.1%
         20,000      Tanger Factory Outlet Centers, Inc.                                             586,000
                                                                                             ---------------
                     REITS - HEALTHCARE - 8.2%
         45,700      Health Care Property Investors, Inc.                                          1,683,588
         45,000      Healthcare Realty Trust, Inc.                                                 1,265,850
        130,000      Senior Housing Properties Trust                                               1,454,700
                                                                                             ---------------
                                                                                                   4,404,138
                                                                                             ---------------
                     REITS - HOTELS - 3.5%
         42,000      Hospitality Properties Trust                                                  1,360,800
         50,000      RFS Hotel Investors, Inc.                                                       523,500
                                                                                             ---------------
                                                                                                   1,884,300
                                                                                             ---------------
                     REITS - MALLS - 2.6%
         70,000      Crown American Realty Trust                                                     633,500
         25,000      Macerich Co. (The)                                                              742,500
                                                                                             ---------------
                                                                                                   1,376,000
                                                                                             ---------------
                     REITS - MANUFACTURED HOMES - 2.3%
         60,000      Chateau Communities, Inc.                                                     1,242,000
                                                                                             ---------------
                     REITs - Office Buildings - 22.7%
         80,000      Arden Realty, Inc.                                                            1,684,800
         65,000      CarrAmerica Realty Corp.                                                      1,560,650
         47,000      Crescent Real Estate Equities Co.                                               704,530
         75,000      Highwoods Properties, Inc.                                                    1,663,500
        178,000      HRPT Properties Trust                                                         1,493,420
         48,000      Kilroy Realty Corp.                                                           1,048,800
         60,000      Mack-Cali Realty Corp.                                                        1,710,000
         65,000      Prentiss Properties Trust                                                     1,730,950
         30,000      Reckson Associates Realty Corp.                                                 612,000
                                                                                             ---------------
                                                                                                  12,208,650
                                                                                             ---------------
                     REITS - SHOPPING CENTERS - 13.9%
         50,000      Commercial Net Lease Realty                                                     745,500
         75,000      Equity One, Inc.                                                                981,000
         80,000      Glimcher Realty Trust                                                         1,402,400
         85,000      Heritage Property Investment Trust                                            2,078,250
         70,000      New Plan Excel Realty Trust                                                   1,308,300
         49,300      Ramco-Gershenson Properties Trust                                               985,014
                                                                                             ---------------
                                                                                                   7,500,464
                                                                                             ---------------
                     REITS- INDUSTRIAL BUILDINGS - 0.6%
         14,000      EastGroup Properties, Inc.                                                      343,420
                                                                                             ---------------
                     Total Real Estate Investment Trusts                                          40,366,847
                                                                                             ---------------
                     Total Common Stocks (Identified Cost $41,416,475)                            40,366,847
                                                                                             ---------------
                     PREFERRED STOCKS - 20.7%
                     REAL ESTATE INVESTMENT TRUSTS - 20.7%
                     REITS - APARTMENTS - 0.5%
          3,200      Apartment Investment & Management Co., Series G                         $        83,520
          6,600      Apartment Investment & Management Co., Series R                                 172,590
                                                                                             ---------------
                                                                                                     256,110
                                                                                             ---------------
                     REITS - DIVERSIFIED - 0.4%
          9,000      Colonial Properties Trust, Series A                                             227,160
                                                                                             ---------------
                     REITS - HOTELS - 6.3%
         55,000      Boykin Lodging Co., Series A                                                  1,408,000
         25,000      FelCor Lodging Trust, Inc., Series B                                            580,000
         55,000      Hospitality Properties Trust, Series B (c)                                    1,393,700
                                                                                             ---------------
                                                                                                   3,381,700
                                                                                             ---------------
                     REITS - MALLS - 4.9%
         35,500      Mills Corp. (The), Series B                                                     910,575
         25,000      Mills Corp. (The), Series C                                                     634,000
         45,000      Taubman Centers, Inc., Series A                                               1,098,000
                                                                                             ---------------
                                                                                                   2,642,575
                                                                                             ---------------
                     REITS - OFFICE BUILDINGS - 5.6%
         34,800      Crescent Real Estate Equities Co., Series B                                     896,100
         30,000      Highwoods Properties, Inc., Series B                                            712,500
         55,000      HRPT Properties Trust, Series B                                               1,408,000
                                                                                             ---------------
                                                                                                   3,016,600
                                                                                             ---------------
                     REITS - SHOPPING CENTERS - 3.0%
         28,300      Developers Diversified Realty Corp., Series F                                   735,800
         10,000      Federal Realty Investment Trust, Series B                                       258,000
         11,700      New Plan Excel Realty Trust, Series B                                           294,255
         12,100      Ramco-Gershenson Properties Trust, Series B                                     321,255
                                                                                             ---------------
                                                                                                   1,609,310
                                                                                             ---------------
                     Total Real Estate Investment Trusts                                          11,133,455
                                                                                             ---------------
                     Total Preferred Stocks (Identified Cost $11,034,153)                         11,133,455
                                                                                             ---------------

PRINCIPAL
 AMOUNT
---------
SHORT TERM INVESTMENT -- 4.4%
$     2,355,860      Repurchase Agreement with Investors Bank & Trust Co.
                     dated 1/31/2003 at 1.01% to be repurchased at $2,356,059
                     on 2/03/2003, collateralized by $2,348,001 Federal Home
                     Loan Mortgage Bond, 6.209%, due 3/01/2025 valued at
                     $2,473,677                                                                    2,355,860
                                                                                             ---------------
                     Total Short Term Investment
                     (Identified Cost $2,355,860)                                                  2,355,860
                                                                                             ---------------
                     Total Investments-- 100.1%
                     (Identified Cost $54,806,488) (b)                                            53,856,162
                     Other assets less liabilities                                                   (80,372)
                                                                                             ---------------
                     Total Net Assets-- 100%                                                 $    53,775,790
                                                                                             ===============
(a)   See Note 2a of Notes to Financial Statements.

(b)   Federal Tax Information:

      At January 31, 2003, the net unrealized depreciation on investments based on cost of $54,806,860 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in which there
      is an excess of value over tax cost                                                    $       482,150
      Aggregate gross unrealized depreciation for all investments in which there
      is an excess of tax cost over value.                                                        (1,432,848)
                                                                                             ---------------
      Net unrealized depreciation                                                            $      (950,698)
                                                                                             ===============
      At January 31, 2003, there was no undistributed ordinary income or long term capital gains except for unrealized appreciation/depreciation, disclosed on a tax basis.

(c)   Non-income producing security.

REIT Real Estate Investment Trust

                See accompanying notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES

January 31, 2003

ASSETS
   Investments at cost                                                 $ 54,806,488
   Net unrealized appreciation (depreciation)                              (950,326)
                                                                       ------------
        Investments at value                                             53,856,162
   Dividends and interest receivable                                        330,595
   Securities lending income receivable                                         281
                                                                       ------------
     TOTAL ASSETS                                                        54,187,038
                                                                       ------------
LIABILITIES
   Payable for securities purchased                                         249,701
   Management fees payable                                                   20,590
   Trustees' fees                                                             7,505
   Transfer agent fees payable                                                3,500
   Accounting and administrative fees payable                                 6,490
   Other accounts payable and accrued expenses                              123,462
                                                                       ------------
     TOTAL LIABILITIES                                                      411,248
                                                                       ------------
NET ASSETS APPLICABLE TO COMMON SHARES                                 $ 53,775,790
                                                                       ============
NET ASSETS CONSIST OF:
   Common Shares, $0.00001 par value; unlimited number of shares
     authorized, 3,832,714 shares issued and outstanding               $         38
   Additional paid in capital                                            54,726,451
   Accumulated net realized gain (loss) on investments                         (373)
   Net unrealized appreciation (depreciation) of investments               (950,326)
                                                                       ------------
NET ASSETS APPLICABLE TO COMMON SHARES                                 $ 53,775,790
                                                                       ============
COMPUTATION OF NET ASSET VALUE PER COMMON SHARE
   Net assets                                                          $ 53,775,790
                                                                       ============
   Shares issued and outstanding                                          3,832,714
                                                                       ============
   Net asset value per share                                           $      14.03
                                                                       ============
   Market Value (Closing price per share on American Stock Exchange)   $      14.55
                                                                       ============

                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

For the Period November 26, 2002 (Commencement of Operations) through January 31, 2003

INVESTMENT INCOME
   Dividends                                                           $    439,775
   Interest                                                                  17,522
   Securities lending income                                                    281
                                                                       ------------
                                                                            457,578
                                                                       ------------
   Expenses
     Management fees                                                         78,854
     Trustees' fees and expenses                                             12,281
     Accounting and administrative                                           25,480
     Custodian                                                                9,565
     Transfer agent fees                                                      9,923
     Audit and tax services                                                  28,000
     Legal                                                                    1,836
     Reports to shareholders                                                  6,400
     Excise tax                                                               5,258
     Miscellaneous                                                            4,309
                                                                       ------------
   Total expenses before reductions                                         181,906
     Less waivers                                                           (47,239)
                                                                       ------------
   Net expenses                                                             134,667
                                                                       ------------
   Net investment income                                                    322,911
                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain (loss) on:
     Investments - net                                                       53,343
   Change in unrealized appreciation (depreciation) of:
     Investments - net                                                     (950,326)
                                                                       ------------
   Net realized and unrealized gain (loss) on investments                  (896,983)
                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $   (574,072)
                                                                       ============

                 See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FOR THE PERIOD
                                                                                NOVEMBER 26, 2002*
                                                                                        TO
                                                                                 JANUARY 31, 2003
                                                                                 ----------------
FROM OPERATIONS:
   Net investment income                                                           $    322,911
   Net realized gain (loss) on investments                                               53,343
   Net change in unrealized appreciation (depreciation) of investments                 (950,326)
                                                                                   ------------

   Increase (decrease) in net assets resulting from operations                         (574,072)
                                                                                   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                               (328,168)

   Net realized short term gains                                                        (14,018)
   Net realized long term gains                                                         (39,698)
   Return of capital                                                                    (58,796)
                                                                                   ------------
                                                                                       (440,680)
                                                                                   ------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS            54,790,542
                                                                                   ------------

   Total increase (decrease) in net assets                                           53,775,790
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Beginning of period                                                                       --
                                                                                   ------------

   End of period                                                                   $ 53,775,790
                                                                                   ============

*Commencement of operations.

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                              FOR THE PERIOD
                                                                            NOVEMBER 26, 2002*
                                                                                    TO
                                                                             JANUARY 31, 2003
                                                                             ----------------
Net Asset Value, Beginning of Period (Common Shares)  (a)                       $    14.33
                                                                                -----------
Net Investment Income  (b)                                                            0.09
Net Realized and Unrealized Gain (Loss) on Investments                               (0.24)
                                                                                -----------
Total From Investment Operations                                                     (0.15)
                                                                                -----------
Less Distributions
   Dividends From Net Investment Income                                              (0.09)
   Distributions From Net Realized Short Term Gains                                  (0.00) (f)
   Distributions From Net Realized Long Term Gains                                   (0.01)
   Distributions From Paid In Capital                                                (0.02)
                                                                                -----------
Total Distributions                                                                  (0.12)
                                                                                -----------
Common Shares Offering Costs Charged to Paid-In Capital                              (0.03)
                                                                                -----------
Net Asset Value, End of Period (Common Shares)                                  $    14.03
                                                                                ===========
Market Value, End of Period (Common Shares)                                     $    14.55
                                                                                ===========
Total Return on Market Value (%)  (c)                                                (2.23)
Total Return on Net Asset Value (%)  (c)                                             (1.29)
Ratio of Expenses to Average Net Assets Applicable
   to Common Shares, Before Waivers (%)  (d) (e)                                      1.85
Ratio of Expenses to Average Net Assets Applicable
   to Common Shares, After Waivers (%)  (d) (e)                                       1.37
Ratio of Net Investment Income to Average Net Assets, Before Waivers (%) (e)          2.80
Ratio of Net Investment Income to Average Net Assets, After Waivers (%) (e)           3.28
Portfolio Turnover Rate (%)                                                              1
Net Assets Applicable to Common Shares,
   End of Period (000)                                                          $   53,776

*    Commencement of operations.

(a) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.00 offering price.

(b)  Calculated using the average common shares outstanding during the period.

(c) Total return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 paid by the shareholder on the first day and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $15.00 on the first day and a sale at the current market price of the last day of the period.

     Total return on net asset value and total return on market value are not computed on an annualized basis. (d) The investment adviser and the Fund's administrator agreed to waive a portion of their fees during the period. Without these waivers, expense ratios would have been higher.

(e)  Annualized.

(f)  Amount rounds to less than $0.01 per share.

     See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

For the Period Ended January 31, 2003

1. ORGANIZATION. AEW Real Estate Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated September 18, 2002. The Fund had no operations until November 8, 2002 when it sold 7,000 shares of common stock for $100,275 to AEW Management and Advisors, L.P. ("AEW"). Investment operations commenced on November 26, 2002. The Fund's primary investment objective is high current income; the Fund's secondary investment objective is capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in the United States real estate industry.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and officers, under the supervision of the Fund's Trustees.

b. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. For the period ended January 31, 2003, the Fund incurred an excise tax of $5,258.

d. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to make regular monthly cash distributions to common shareholders at a level rate based on the projected performance of the Fund. In addition, at least annually, the Fund intends to distribute net realized capital gains, if any. A portion of the Fund's distributions may consist of amounts in excess of net investment income, derived from non-taxable components of the dividends from the Fund's investment portfolio. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to the capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

e. EXPENSES. Most expenses of the Fund can be directly attributable to the Fund. Expenses that cannot be directly attributable to the Fund are allocated based on relative net assets among the Fund and certain other affiliated registered investment companies.

3. PURCHASES AND SALES OF SECURITIES. For the period ended January 31, 2003, purchases and sales of securities (excluding short-term investments) were $53,084,041 and $429,816 respectively.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

a. MANAGEMENT FEES. AEW serves as the investment adviser to the Fund. AEW is an affiliate of AEW Capital Management, L. P., a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). Under the terms of the management agreement, the Fund pays a monthly management fee computed at the annual rate of 0.80% of the average daily managed assets of the Fund (which include the liquidation preference of any preferred shares and the principal amount of any borrowings used for leverage).

The investment adviser has contractually agreed to waive a portion of its management fees in the amount of 0.25% of average daily managed assets during the first five years of the Fund's operations, 0.20% of average daily managed assets in year six, 0.15% of average daily managed assets in year seven, 0.10% of average daily managed assets in year eight, and 0.05% of average daily managed assets in year nine.

The investment adviser has also agreed to waive an additional portion of its management fees in the amount of 0.10% of average daily managed assets. This waiver is voluntary and may be terminated by the investment adviser at any time without notice.

For the Period Ended January 31, 2003

For the period ended January 31, 2003, management fee and waiver for the Fund were as follows:

                                                        PERCENTAGE OF AVERAGE
            GROSS          WAIVER OF            NET     DAILY MANAGED ASSETS*
         MANAGEMENT       MANAGEMENT        MANAGEMENT  ---------------------
            FEE              FEE               FEE          GROSS    NET
        -----------       -----------      -----------      -----    ---
          $78,854           $34,499          $44,355        0.80%   0.45%

*Annualized

b. ACCOUNTING AND ADMINISTRATIVE EXPENSE. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Fund and has subcontracted with Investors Bank & Trust Company ("IBT") to serve as subadministrator. The Fund pays CIS a fee for these services based on the Fund's average daily managed assets, or if higher, the minimum fee set forth below:

         (1)      PERCENTAGE OF ELIGIBLE AVERAGE DAILY NET ASSETS
                  -----------------------------------------------
                         FIRST                    OVER
                     $300 MILLION             $300 MILLION
                     ------------             ------------
                        0.0600%                  0.0575%
         or
         (2)      An annual minimum fee of $150,000.

CIS has currently agreed to voluntarily waive a portion of its administrative services fee. This waiver is voluntary and may be terminated by CIS at any time without notice.

For the period ended January 31, 2003, the following was paid to CIS for accounting and administrative services:

                                                         PERCENTAGE OF AVERAGE
            GROSS          WAIVER OF            NET      DAILY MANAGED ASSETS*
         ACCOUNTING       ACCOUNTING        ACCOUNTING   ---------------------
             AND              AND               AND
       ADMINISTRATIVE   ADMINISTRATIVE    ADMINISTRATIVE     GROSS    NET
       --------------   --------------    --------------     -----    ---
          $25,480          $12,740            $12,740        0.259%  0.129%

*Annualized

c. TRUSTEES FEES. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of CDC IXIS North America or its affiliates. Each other Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $2,000 while each committee chairman receives a retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional committee and board meeting, in excess of four meetings per year, at the rate of $200 and $375, respectively.

5. SHARES OF BENEFICIAL INTEREST. The Declaration of Trust permits the Fund's Trustees to issue an unlimited number of common shares, $0.00001 par value per share, and an unlimited number of preferred shares, $0.00001 par value per share. There were no transactions in preferred shares during the period. Transactions in common shares were as follows:

                                                                  FOR THE
                                                                   PERIOD
                                                           NOVEMBER 26, 2002 (a)
                                                                     TO
                                                              JANUARY 31, 2003
                                                       ----------------------------
                                                           SHARES       AMOUNT
                                                       -------------  -------------
Shares purchased
by investment adviser                                          7,000  $     100,275
Initial Public Offering on November 26, 2002 (b)           3,750,000     53,606,250
Purchase of additional shares by
underwriters on January 13, 2003 (c)                          75,000      1,074,000
  Shares issued pursuant to the Fund's dividend
  reinvestment plan                                              714         10,017
                                                       -------------  -------------
Net increase                                               3,832,714  $  54,790,542
                                                       -------------  -------------
Increase derived from
  capital shares transactions                              3,832,714  $  54,790,542
                                                       =============  =============

(a) Commencement of operations
(b) After deduction of underwriting commissions and offering expenses of $2,643,750.
(c) After deduction of underwriting commissions of $51,000.

For the Period Ended January 31, 2003

6. SECURITIES LENDING. The Fund has entered into an agreement with IBT, as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund earns income by lending its securities. At January 31, 2003, the Fund had no outstanding securities on loan.

7. SUBSEQUENT EVENTS. On January 10, 2003, the Board of Trustees declared three monthly dividends of $0.115 per common share for the months of January, February and March payable on January 31, 2003, February 28, 2003 and March 28, 2003, respectively, to shareholders of record on January 20, 2003, February 14, 2003 and March 14, 2003, respectively.

On February 10, 2003, the Fund issued 1,120 shares of Series M Auction Market Preferred Shares ("AMPS") in a public offering. Underwriting commissions and offering costs of $564,700 ($0.15 per common share) were incurred in connection with the offering and were charged directly to paid-in-capital of the common shares.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The AMPS may also be subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund defaults on its asset maintenance requirements with respect to the AMPS and fails to cure such a default within the time permitted. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the common shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a separate class, have the right to elect at least two members of the Board of Trustees and to vote under certain other circumstances specified in the Fund's By-Laws. The AMPS have a liquidation preference of $25,000 per share. The Fund is required to maintain certain asset coverage requirements with respect to the AMPS as defined in the Fund's By-Laws.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of AEW Real Estate Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AEWReal Estate Income Fund (the "Fund") at January 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period November 26, 2002 (commencement of operations) through January 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at January 31, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
March 10, 2003

TRUSTEES' INFORMATION

The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

                                    POSITION(S) HELD WITH                                                   NUMBER OF PORTFOLIOS IN
                                   FUND COMPLEX, LENGTH OF                                                 FUND COMPLEX OVERSEEN AND
                                   TIME SERVED AND TERM OF        PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS
   NAME, AGE AND ADDRESS                  OFFICE^1                  DURING PAST 5 YEARS                              HELD
   ---------------------           -----------------------        -----------------------                  -------------------------
INDEPENDENT TRUSTEES

GRAHAM T. ALLISON, JR. (63)            Trustee (2);            Douglas Dillon Professor and Director       27; Director, Taubman
399 Boylston Street                      19 years              for the Belfer Center of Science and        Centers, Inc.; Board
Boston, MA 02116                                               International Affairs, John F. Kennedy      Member, USEC Inc.
                                                               School of Government, Harvard University



DANIEL M. CAIN (58)                Trustee, Chairman (1);      President and CEO, Cain Brothers &          27; Trustee, Universal
452 Fifth Avenue                          7 years              Company, Incor-porated (investment          Health Realty Income
New York, NY 10018                                             banking)                                    Trust; Director, PASC


KENNETH J. COWAN (71)              Trustee, Chairman (2);      Retired                                     27; None
399 Boylston Street                      28 years
Boston, MA 02116

RICHARD DARMAN (59)                    Trustee (2);            Partner, The Carlyle Group                  27; Director and Vice
399 Boylston Street                       7 years              (investments); Professor, John F.           Chairman, AES Corporation
Boston, MA 02116                                               Kennedy School of Government, Harvard
                                                               University




SANDRA O. MOOSE (61)                   Trustee (1);            Senior Vice President and Director, The     27; Director, Verizon
One Exchange Place                       21 years              Boston Consulting Group, Inc.               Communications; Director,
Boston, MA 02109                                               (management consulting)                     Rohm and Haas Company


JOHN A. SHANE (70)                     Trustee (1);            President, Palmer Service Corporation       27; Director, Eastern
200 Unicorn Park Drive                   21 years              (venture capital organization)              Bank Corporation;
Woburn, MA 01801                                                                                           Director, Gensym
                                                                                                           Corporation; Director,
                                                                                                           Overland Storage, Inc.;
                                                                                                           Director, Abt Associates
                                                                                                           Inc.

PENDLETON P. WHITE (72)                Trustee (2);            Retired                                     27; None
6 Breckenridge Lane                      22 years
Savannah, GA 31411

INTERESTED TRUSTEES

JOHN T. HAILER (42)                President and Chief         President and Chief Executive Officer,      27; None^2
399 Boylston Street                Executive Officer,          CDC IXIS Asset Management Distributors,
Boston, MA 02116                        Trustee;               L.P.; Senior Vice President, Fidelity
                                         3 years               Investments

                                    POSITION(S) HELD WITH                                                   NUMBER OF PORTFOLIOS IN
                                   FUND COMPLEX, LENGTH OF                                                 FUND COMPLEX OVERSEEN AND
                                   TIME SERVED AND TERM OF        PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS
   NAME, AGE AND ADDRESS                  OFFICE^1                  DURING PAST 5 YEARS                              HELD
   ---------------------           -----------------------        -----------------------                  -------------------------
INTERESTED TRUSTEES
(CONTINUED)

PETER S. VOSS (56)                Chairman of the Board,       Director, President and Chief Executive     27;
399 Boylston Street                      Trustee;              Officer, CDC IXIS Asset Management North    Trustee of Harris
Boston, MA 02116                         11 years              America, L.P.                               Associates Investment
                                                                                                           Trust^3

OFFICERS
JAMES J. FINNEGAN (42)           Chief Operating Officer;      General Counsel, Managing Director, Vice    1;
399 Boylston Street                   Not Applicable           President and Clerk, AEW Management and     None
Boston, MA  02116                                              Advisors, L.P.; General Counsel and
                                                               Principal, formerly, Assistant General
                                                               Counsel and Vice President, AEW Capital
                                                               Management, L.P.; Managing Director and
                                                               Vice President, AEW Advisors, Inc.; Vice
                                                               President and Assistant Clerk, AEW
                                                               Investment Group, Inc.; Vice President
                                                               and Assistant Clerk, AEW Real Estate
                                                               Advisors, Inc.; formerly, Assistant
                                                               General Counsel and Vice President,
                                                               Aldrich, Eastman & Waltch, L.P.;
                                                               formerly, General Counsel and Vice
                                                               President, Capital Management Resources,
                                                               L.P.



NICHOLAS H. PALMERINO (38)*             Treasurer;             Senior Vice President, CDC IXIS Asset       27;
399 Boylston Street                   Not Applicable           Management Services; Senior Vice            None
Boston, MA 02116                                               President, CDC IXIS Asset Management
                                                               Advisers; Formerly, Vice President,
                                                               Loomis, Sayles & Company, L.P.


                                    POSITION(S) HELD WITH                                                   NUMBER OF PORTFOLIOS IN
                                   FUND COMPLEX, LENGTH OF                                                 FUND COMPLEX OVERSEEN AND
                                   TIME SERVED AND TERM OF        PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS
   NAME, AGE AND ADDRESS                  OFFICE^1                  DURING PAST 5 YEARS                              HELD
   ---------------------           -----------------------        -----------------------                  -------------------------
OFFICERS
(CONTINUED)

JOHN E. PELLETIER (38)             Secretary and Clerk;        Senior Vice President, General Counsel,     27;
399 Boylston Street                   Not Applicable           Secretary and Clerk, CDC IXIS               None
Boston, MA 02116                                               Distribution Corporation; Senior Vice
                                                               President, General Counsel, Secretary
                                                               and Clerk, CDC IXIS Asset Management
                                                               Distributors, L.P.; Senior Vice
                                                               President, General Counsel, Secretary
                                                               and Clerk, CDC IXIS Asset Management
                                                               Advisers, L.P.; Executive Vice
                                                               President, General Counsel, Secretary,
                                                               Clerk and Director, CDCIXIS Asset
                                                               Management Services, Inc.



(1)  Member of Audit Committee.

(2)  Member of Contract Review and Governance Committee.


^1 All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72.

^2 Mr. Hailer is an "interested person" of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P.

^3 Mr. Voss is an "interested person" of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds
     Trusts: Director of CDC IXIS Asset Management Services; Director of CDC IXIS Asset Management Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates, Inc. Director of AEW Capital Management, Inc; Director of Harris Associates Inc; Director of Jurika & Voyles, Inc.; Director of Loomis, Sayles & Company, Inc.; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Global Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McCullough, Inc.

     *On February 28, 2003, Nicholas H. Palmerino replaced Mark E. Bradley as Treasurer of the Fund.

                           DIVIDEND REINVESTMENT PLAN

     The Fund has a Dividend Reinvestment Plan (the "Plan") commonly referred to as an "opt-out" plan. Each Common Shareholder will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by EquiServe Trust Company, N.A., as agent for shareholders pursuant to the Plan (the "Plan Agent"), unless they elect to receive cash. The Plan Agent will either (i) effect purchases of Common Shares under the Plan in the open market or (ii) distribute newly issued Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or
(ii) 95% of the closing market price per share on the payment date.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. In the alternative, upon receipt of the participant's instructions, Common Shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

     In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

     The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

     The Fund and the Plan Agent reserve the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at (800) 730-6001.

                             ADDITIONAL INFORMATION

It is currently anticipated that the Fund's 2004 annual meeting of Shareholders will be held in May 2004. Shareholders submitting any proposals for the Fund intended to be presented at the 2004 annual meeting must ensure that such proposals are received by the Fund, in good order and in compliance with all applicable legal requirements and the requirements of the Fund's Bylaws, no later than February 15, 2004 and not earlier than January 31, 2004. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder's proposal if it is properly brought before the meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund's Bylaws. Shareholder proposals should be addressed to the attention of the Secretary of the Fund.


In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Trustees and on such terms as the Board of Trustees shall determine.



TAX INFORMATION (UNAUDITED)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $39,698 as capital gain dividends paid during the year ended January 31, 2003.

                                 PRIVACY POLICY

                    CDC IXIS ASSET MANAGEMENT SERVICES, INC.
                           AEW REAL ESTATE INCOME FUND

NOTICE OF PRIVACY POLICIES AND PRACTICES

CDC IXIS(1) is dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers(2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.

TYPES OF INFORMATION GATHERED

CDC IXIS collects personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

INFORMATION SHARED

It is the position of CDC IXIS that the information we collect, as described above, may be shared with its corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. CDC IXIS does not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. However, we may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Fund's behalf or to other financial institutions with whom we have joint marketing agreements.

POLICIES AND PRACTICES

Only those CDC IXIS employees that have a business need for personally identifiable data about our customers are given access to that information. CDC IXIS maintains physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information.

(1) For purposes of this notice CDC IXIS includes AEW Real Estate Income Fund and CDC IXIS Asset Management Services, Inc.

(2) For purposes of this notice, the terms customer or customers include both shareholders of AEW Real Estate Income Fund and individuals who provide nonpublic personal information, but do not invest in the Fund.

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